                 TABLE OF CONTENTS

Letter to Shareholders...........................  1
Performance Results..............................  3
Glossary of Terms................................  4
Portfolio Management Review......................  5
Portfolio Highlights.............................  8
Portfolio of Investments......................... 10
Statement of Assets and Liabilities.............. 20
Statement of Operations.......................... 21
Statement of Changes in Net Assets............... 22
Statement of Cash Flows.......................... 23
Financial Highlights............................. 24
Notes to Financial Statements.................... 25
Report of Independent Accountants................ 30

PRIT ANR 9/98

                             LETTER TO SHAREHOLDERS

August 26, 1998

Dear Shareholder,

       Recently, we decided to
consolidate all Van Kampen American
Capital funds under the single name of
Van Kampen Funds. This move accompanies
the change in the legal name of our
firm to Van Kampen Funds Inc. You can
be assured that the change in your
Trust's name will not affect its
management or daily operations. If you
have any questions regarding your
investment or our new name, please
contact your financial adviser.

ECONOMIC REVIEW

       The economic conditions of the
past five years have been quite
favorable, and they continued to be so during the Trust's most recent fiscal year. With a high level of employment and a low rate of inflation preserving the consumer's buying power, consumer confidence has been high. In general, businesses have enjoyed a steady run of solid corporate earnings. Add to this scenario the prospect of a balanced federal budget--even the potential for a large budget surplus--and the strength of the financial markets is not difficult to understand.

       On the other hand, the recent currency collapse in Southeast Asia reminds us once again that no investment environment is without risk. The resulting market turmoil took investors for a wild ride in the financial markets, as market participants speculated on the impact of the Asian financial crisis on American companies and consumers. Stock prices have fluctuated sharply in recent weeks and months, spurring talk of the current bull market's near-term prospects.

       Going forward, the real challenge will be assessing the true impact of the Asian situation on our own economy. The Federal Reserve Board has held firm on short-term interest rates, seeing that inflation remains in check and that economic growth continues at a moderate pace.

MARKET REVIEW

       The senior loan market, in our opinion, has demonstrated that it is an integral part of our expanding economy. Corporate borrowing has helped to fuel the business activity that is driving economic growth. In the trillion-dollar corporate arena, last year's new issue volume of leveraged senior loans was in the range of $194 billion, ample evidence that corporations are actively pursuing their goals.

       This is not to say that the senior loan market offers any guarantees. Clearly, the fortunes of the companies we invest in are closely tied to the fortunes of the consumers who purchase their goods and services. We believe the burden of consumer debt--in the form of credit card balances and high mortgage payments, for example--is high enough to be worrisome and will warrant vigilant monitoring.

                                                           Continued on page two

Photo of McDonnell & Powell
                     DENNIS J. MCDONNELL AND DON G. POWELL

       As always, the careful evaluation of corporate credit risk is an absolute requirement when investing in senior loans, particularly those that involve more speculative companies. Our approach has always been to build a senior loan portfolio around a core of companies that offer basic goods and services--ideally, to focus on companies that are fundamental to the consumer's everyday life. For a listing of portfolio holdings (including credit ratings, where applicable), see the Portfolio of Investments included in this report.

OUTLOOK

       We believe economic growth is likely to be moderate in coming months, with the impact of the Asian economic crisis becoming much more evident. If worsening global economic conditions continue, we would expect the Fed to lower short-term interest rates soon.

       While this asset class has little chance of outperforming equity securities in a bull market, we feel that we have, to a great extent, succeeded in assembling an array of senior loan holdings that have provided the Trust with a relative degree of stability over an extended period of time and in a variety of market conditions. Of course, it would be reckless to predict smooth sailing indefinitely. It is inevitable that our senior loan portfolios will encounter rough spots from time to time. What bolsters our confidence is the belief that senior corporate loans have characteristics--such as their status as senior corporate debt--that can make them an ideal complement to the equity components of an investor's portfolio. In addition, we believe our research capabilities are unmatched within the industry.

       To better understand the outlook for your investment in the Trust, please see the commentary of your Trust's portfolio management team on the pages that follow. We thank you for entrusting a portion of your assets to our care.

Sincerely,

[SIG.]

Don G. Powell

Chairman

Van Kampen Investment Advisory Corp.

[SIG.]

Dennis J. McDonnell

President

Van Kampen Investment Advisory Corp.

             PERFORMANCE RESULTS FOR THE PERIOD ENDED JULY 31, 1998

                       VAN KAMPEN PRIME RATE INCOME TRUST

 TOTAL RETURNS

One-year total return(1)....................................     7.22%
Five-year average annual total return(1)....................     7.11%
Life-of-Trust average annual total return(1)................     7.59%
Commencement date...........................................  10/04/89
Distribution rate(2)........................................     6.79%

 SHARE VALUATIONS

Net asset value on 07/31/98.................................    $9.98
One-year high net asset value...............................    $9.99
One-year low net asset value................................    $9.96

(1)Total return assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period and tender of all shares at the end of the period indicated, excluding payment of any early withdrawal charges.

(2)Distribution rate is based upon the offering price of $9.97 and the current monthly dividend of $.0564 per share as of July 24, 1998.

Past performance does not guarantee future results. Distribution rate and net asset value may fluctuate with market conditions. Trust shares, when tendered, may be worth more or less than their original cost.

This report is intended for shareholders of the Trust and may not be used as sales literature with prospective investors unless it is preceded or accompanied by the Trust's current prospectus, which gives more complete information about charges and expenses, investment objectives and operating policies. Prospective investors should read the prospectus carefully before investing or sending money.

                               GLOSSARY OF TERMS

CREDIT SPREAD: Also called quality spread, the difference in yield between higher-quality issues (such as Treasury securities) and lower-quality issues. Normally, lower-quality issues provide higher yields to compensate investors for the additional credit risk.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve System, which is the central bank system of the United States. Its policy-making committee, called the Federal Open Market Committee, meets eight times a year to establish monetary policy and monitor the economic pulse of the United States.

NET ASSET VALUE (NAV): The value of a mutual fund share, calculated by deducting a fund's liabilities from its total assets and dividing this amount by the number of shares outstanding. The NAV does not include any initial or contingent deferred sales charge.

SECONDARY MARKET: A market where securities are traded after they are initially offered.

SENIOR LOANS: Loans or other debt securities that are given preference to junior securities of the borrower. In the event of bankruptcy, payments to holders of senior loan obligations are given priority over payments to shareholders of subordinated debt, as well as shareholders of preferred and common stock. Senior loans may share priority status with other senior securities of the borrower, and such status is not a guarantee that monies to which the Trust is entitled will be paid.

YIELD: The annual rate of return on an investment, expressed as a percentage. For bonds and notes, the yield is the annual interest divided by the market price.

                          PORTFOLIO MANAGEMENT REVIEW

                       VAN KAMPEN PRIME RATE INCOME TRUST

We recently spoke with the portfolio manager of the Van Kampen Prime Rate Income Trust about the key events and economic forces that shaped the markets during the past twelve months. The Trust's portfolio manager, Jeffrey W. Maillet, senior vice president of Van Kampen Investment Advisory Corp., has been responsible for the day-to-day management of the Trust's portfolio since its inception. The following excerpts reflect his views on the Trust's performance during the year ended July 31, 1998.

Q HOW DID CONDITIONS IN THE SENIOR LOAN MARKET AFFECT THE TRUST DURING THE PAST YEAR?

A The senior loan market continued to benefit from the strong U.S. economy, which supported corporate profits and helped many companies make their loan payments on schedule. More than $194 billion in new issues were introduced to the leveraged senior loan market in 1997, according to Loan Pricing Corporation. As of July 31, 1998, the Trust's assets stood at $7.3 billion, which currently makes us the largest player among senior loan funds but a small part of the total senior loan market. So, despite the size of the Trust, we had plenty of attractive securities to choose from in structuring the portfolio.

Q     WHAT AREAS OF THE MARKET OFFERED THE BEST OPPORTUNITIES FOR THE TRUST?

A Most of the senior loans in the portfolio are made to providers of basic goods and services. The Trust's holdings came from numerous industries, with favorable opportunities emerging from broadcasting, telecommunications, health care, entertainment/leisure, and building/housing. Broadcasting, for example, continues to thrive in the new era of deregulation, and the Trust has helped finance mergers within this industry. Building/housing has been a beneficiary of low interest rates and strong commercial housing starts, and we increased the Trust's holdings in this area. Finally, the health care industry has become more productive as a result of consolidations that lower costs, and the Trust has financed some of these deals as well.
    We avoided certain areas of the market--real estate, oil/gas, and agribusiness--because we don't believe they provide shareholders with a solid foundation during a market downturn. In addition, we think the economic situation in Asia will continue to deteriorate, jeopardizing the ability of Asian companies to repay their loans. We stayed away from this region as well.
    Our holdings continue to represent issues that we believe can perform well in the long run. Once again, we encourage you to look at the complete listing of the Trust's investments--you'll probably see familiar companies whose products and services you use every day. Keep in mind that not every loan in the portfolio will produce positive results, and all of the loans are subject to credit risk.

Q     HOW DID THE TRUST PERFORM DURING THE PAST TWELVE MONTHS?

A The Trust's total return for the one-year period was 7.22 percent(1) at net asset value (NAV). During the reporting period, the Trust's NAV ranged between $9.96 and $9.99 per share. Based on the July 24, 1998, public offering price of $9.97 per share, the Trust's current monthly dividend of $0.0564 represents a distribution rate of 6.79 percent(2). For the year ended July 31, 1998, the Trust's total return ranked it second out of eight funds in the loan participation category, according to Lipper Analytical Services, while the Trust ranked third out of five funds for the five-year period.
    Lipper calculations are based upon changes in net asset value with dividends reinvested. Lipper calculations do not include sales charges; if they had, results might have been less favorable. For more information on the Trust's performance, please refer to the chart on page three. Past performance does not guarantee future results.

     Q
      ARE YOU PLEASED WITH THE TRUST'S PERFORMANCE?
     A
      Yes, we are. Most shareholders invest in the Trust for two reasons: the potential for high current income and preservation of capital. We're pleased to report that the Trust delivered on both counts during the past year. First, its NAV fluctuated within a three-cent range. And second, the
Trust's distribution rate of 6.79 percent(2) compared very favorably to the 3-month Treasury bill's yield of 5.07 percent, as well as the 30-year Treasury bond's yield of 5.71 percent at the end of the reporting period.*
    Of course, the Trust should never be viewed as a substitute for government-backed investments, like Treasury bonds--Treasuries don't have the same credit risks that senior loans have. But it's important to remember that investment risk and return have typically been correlated. Senior loans have the potential to offer greater returns but greater risk than Treasury securities. Over time, however, they may also provide greater relative stability but lower returns than stocks. Senior loans are discussed in more detail in "A Focus on Senior Loans" on page seven.
     Q
      WHAT IS YOUR OUTLOOK FOR INTEREST RATES?
     A
      We believe short-term rates are going to head lower. The Fed had expected that the economic crisis in Asia would put a much-needed damper on the U.S. economy, slowing it down to more controllable levels and heading off the threat of inflation. This has happened. However, Asia's economic problems have destabilized world markets to a larger degree than was previously expected. This will probably lead to a more dramatic decline for the U.S. markets. To counteract the effect of a potentially worsening worldwide economic slowdown, we believe the Fed is going to have to lower interest rates soon.
     Q
      IF INTEREST RATES DO CHANGE, HOW IS THE TRUST POSITIONED IN THE EVENT OF AN ECONOMIC SLOWDOWN?
     A
      First, senior loans have the ability to adjust their interest payments over time with changes in interest rates. That means changes in interest rates could lead to a corresponding increase or decrease in income for the
Trust. Next, with regard to an economic slowdown, we've constructed a portfolio that we believe can withstand a slowdown. We deal in higher-yielding, higher-risk securities, so we're always mindful of the threat of a slowdown. But keep in mind that our holdings are senior loans. This means that if one of the companies in our portfolio runs into earnings trouble, we get priority on the assets before that company's equity and bond investors, although we can't promise that every loan in the Trust will be repaid.
    If the economy slows, we would definitely expect a higher incidence of defaults among the Trust's loans, but we are confident in our management abilities to handle such a scenario. For instance, we've chosen to invest in a large number of loans from a broad range of industries, so a problem with one loan or one industry would ideally have a lessened affect on the Trust's performance. Our team has successfully navigated the Trust through a variety of economic conditions, and we believe we are prepared to handle whatever challenges the economy presents.

[SIG]
Jeffrey W. Maillet
Portfolio Manager

* U.S. Treasuries are backed by the full faith and credit of the U.S. government, while the Trust is not; the Trust is subject to credit risks. U.S. Treasury bills are short-term obligations of the U.S. government that are purchased at a discount and mature at face value. Past performance does not guarantee future results.

                                              Please see footnotes on page three

                            A FOCUS ON SENIOR LOANS

       The Prime Rate Income Trust invests primarily in senior collateralized loans to corporations, partnerships, and other business entities that operate in a variety of industries and geographic locations. Senior loans have a number of characteristics that, in the opinion of the Trust's management team, are important to the integrity of the Trust's portfolio. These include:

SENIOR STANDING

       With respect to interest payments, senior loans generally have priority over other classes of loans, preferred stock, or common stocks, though they may have equal status with other securities of the borrower. This status is not a guarantee, however, that monies to which the Trust is entitled will be paid. For more details, please refer to the prospectus.

COLLATERAL BACKING

       Senior loans are often secured by collateral that has been pledged by the borrower under the terms of a loan agreement. Forms of collateral include accounts receivable or inventory, buildings, and real estate, among others. Under certain circumstances, collateral might not be entirely sufficient to satisfy the borrower's obligations in the event of nonpayment of scheduled interest or principal, and in some instances may be difficult to liquidate on a timely basis.

       Additionally, a decline in the value of the collateral could cause the loan to become substantially unsecured, and circumstances could arise (such as bankruptcy of a borrower) that could cause the Trust's security interest in the loan's collateral to be invalidated.

CREDIT QUALITY

       Many senior loans carry provisions designed to protect the lender in certain circumstances. In addition, the variable-rate nature of the portfolio is expected to lessen the fluctuation in the Trust's net asset value. However, the net asset value will still be subject to the influence of changes in the real or perceived credit quality of the loans in which the Trust invests. This may occur in the event of a sudden or extreme increase in prevailing interest rates, a default in a loan in which the Trust holds an interest, or a substantial deterioration in the borrower's creditworthiness. From time to time, the Trust's net asset value may be more or less than at the time of the investment.

                              PORTFOLIO HIGHLIGHTS

                       VAN KAMPEN PRIME RATE INCOME TRUST

 TOP FIVE PORTFOLIO SECTORS*

                AS OF JULY 31, 1998
Health Care ........................................  11.9%
Broadcasting--Cable ................................   8.5%
Finance ............................................   8.1%
Telecommunications--Personal Communication
  Systems ..........................................   5.4%
Entertainment/Leisure ..............................   4.7%

*As a Percentage of Variable Rate Senior Loan Interests

 NET ASSET VALUE STABILITY SINCE INCEPTION

OCTOBER 4, 1989 THROUGH JULY 31, 1998

                                    [Graph]

Past performance does not guarantee future results.

                       VAN KAMPEN PRIME RATE INCOME TRUST

 CURRENT DISTRIBUTION

OCTOBER 4, 1989 THROUGH JULY 24, 1998

                                    [GRAPH]

 TOP FIVE HOLDINGS AS A PERCENTAGE OF VARIABLE RATE SENIOR LOAN INTERESTS

AS OF JULY 31, 1998

Stone Container Corp........................................  2.53%
Integrated Health Services, Inc.............................  2.27%
Starwood Hotels and Resorts, Inc............................  1.98%
Ventas Realty Limited, Inc..................................  1.63%
Safety-Kleen Corp...........................................  1.52%

Past performance does not guarantee future results.

                            PORTFOLIO OF INVESTMENTS

                                 July 31, 1998
--------------------------------------------------------------------------------

Principal                                                           Bank Loan Ratings+
 Amount                                                             Moody's        S&P           Stated
  (000)                            Borrower                             (Unaudited)            Maturity*             Value
-------------------------------------------------------------------------------------------------------------------------------
            VARIABLE RATE ** SENIOR LOAN INTERESTS  90.5%
            AEROSPACE/DEFENSE  1.6%
$  7,074    Aerostructures Corp., Term Loan.......................  NR             NR           12/31/03         $    7,074,194
   4,766    Alliant Techsystems, Inc., Term Loan..................  Ba2            BB           03/15/01              4,769,907
   7,500    Fairchild Holding Corp., Term Loan....................  NR             NR           06/18/04              7,500,000
  42,813    Gulfstream Delaware Corp., Term Loan..................  NR             NR           09/30/02             42,825,899
  15,248    K & F Industries, Inc., Term Loan.....................  Ba3            B+           10/15/05             15,247,755
   7,920    Tri-Star, Inc., Term Loan.............................  NR             NR           09/30/03              7,929,384
  27,209    United Defense Industries, Inc., Term Loan............  B1             B+     10/06/05 to 10/06/06       27,207,940
   6,538    Whittaker Corp., Term Loan............................  NR             NR           05/30/03              6,538,464
   2,000    Whittaker Corp., Revolving Credit.....................  NR             NR           05/30/01              2,000,000
                                                                                                                 --------------
                                                                                                                    121,093,543
                                                                                                                 --------------
            AUTOMOTIVE  2.7%
  34,000    American Axle and Manufacturing, Inc., Co., Term
            Loan..................................................  NR             NR           04/30/06             34,000,000
   8,500    American Bumper and Manufacturing Co., Term Loan......  NR             NR           04/30/04              8,507,780
  40,970    Breed Technologies, Inc., Term Loan...................  B1             BB     04/27/04 to 04/27/06       40,970,032
  68,701    Federal Mogul Corp., Term Loan........................  Ba2            NR     12/31/03 to 12/31/05       68,710,580
     379    Federal Mogul Corp., Revolving Credit.................  Ba2            NR           03/12/04                379,562
   4,904    JMS Automotive Rebuilders, Inc., Term Loan............  NR             NR           06/30/04              4,903,681
   7,883    Murray's Discount Auto Stores, Inc., Term Loan........  NR             NR           06/30/03              7,882,625
   9,748    The Plastech Group, Term Loan.........................  NR             NR     04/01/02 to 04/01/04        9,747,576
  20,000    Safelite Glass Corp., Term Loan.......................  Ba3            NR     12/23/04 to 12/23/05       20,000,044
                                                                                                                 --------------
                                                                                                                    195,101,880
                                                                                                                 --------------
            BROADCASTING -- CABLE  7.7%
  19,175    Adelphia Cable Partners, L.P., Revolving Credit.......  Ba2            NR           12/31/03             19,205,696
  22,500    Bresnan Communications Co., L.P., Term Loan...........  NR             NR           03/31/06             22,567,009
   5,910    Cable Systems International, Inc., Term Loan..........  NR             NR           12/31/02              5,912,020
  43,971    Charter Communications Entertainment I, Term Loan.....  NR             NR           06/30/04             43,971,090
  17,500    Charter Communications Entertainment II, Term Loan....  Ba3            NR           12/31/07             17,500,025
  32,000    Charter Communications Entertainment II & Long Beach,
            Term Loan.............................................  Ba3            NR           03/31/06             32,049,512
  47,381    Chelsea Communications, Inc., Term Loan...............  NR             NR           12/31/04             47,381,250
  16,603    Coaxial Communications of Central Ohio, Term Loan.....  NR             NR           12/31/99             16,603,352
  12,000    Encore Investments, Term Loan.........................  NR             NR           06/30/04             12,000,314
  37,000    Falcon Holdings Group, L.P., Term Loan................  Ba3            BB           12/31/07             37,000,057
  15,000    Frontiervision Operating Partners, L.P., Term Loan....  Ba3            BB           03/31/06             15,000,043
  22,361    Garden State Cablevision, L.P., Revolving Credit......  NR             NR           06/30/05             22,358,780
  14,972    Hilton Head Communications, L.P., Revolving Credit....  NR             NR           06/30/03             14,996,182
  11,000    Insight Communication Co., L.P., Term Loan............  NR             NR           03/31/05             11,007,462
   7,360    Insight Communication Co., L.P., Revolving Credit.....  NR             NR           03/31/05              7,367,956
  53,500    InterMedia Partners IV, L.P., Term Loan...............  Ba3            NR     01/01/05 to 12/31/07       53,504,334
  62,427    Marcus Cable Operating Co., Term Loan.................  Ba3            NR     12/31/02 to 04/30/04       62,454,707
   4,171    Marcus Cable Operating Co., Revolving Credit..........  Ba3            NR           12/31/02              4,171,005
   4,426    Mark Twain Cablevision, L.P., Term Loan...............  NR             NR           06/30/04              4,426,981
  23,727    TCI Pacific, Inc., Term Loan..........................  NR             NR           12/31/04             23,725,330
  30,286    Triax Midwest Associates, Term Loan...................  NR             NR     06/30/06 to 06/30/07       30,286,004
     798    Triax Midwest Associates, Revolving Credit............  NR             NR           06/30/06                798,258
  27,029    TW Fanch, Revolving Credit............................  NR             NR           12/31/04             27,065,373
  17,000    UCA Group, Revolving Credit...........................  NR             NR           09/30/03             17,000,318
  15,000    USA Networks, Inc., Term Loan.........................  Ba1            NR           12/31/03             15,000,093
                                                                                                                 --------------
                                                                                                                    563,353,151
                                                                                                                 --------------

                                               See Notes to Financial Statements

                                 July 31, 1998
--------------------------------------------------------------------------------

Principal                                                           Bank Loan Ratings+
 Amount                                                             Moody's        S&P           Stated
  (000)                            Borrower                             (Unaudited)            Maturity*             Value
-------------------------------------------------------------------------------------------------------------------------------
            VARIABLE RATE ** SENIOR LOAN INTERESTS (CONTINUED)
            BROADCASTING -- DIVERSIFIED  1.4%
$ 76,638    Chancellor Broadcasting Co., Term Loan................  Ba1            BB-          06/30/05         $   76,764,326
  23,497    Chancellor Broadcasting Co., Revolving Credit.........  Ba1            BB-          06/30/05             23,571,806
                                                                                                                 --------------
                                                                                                                    100,336,132
                                                                                                                 --------------
            BROADCASTING -- RADIO  0.5%
  35,000    Jacor Communications, Inc., Term Loan.................  Ba2            BB-          12/31/04             34,997,219
                                                                                                                 --------------
            BROADCASTING -- TELEVISION  2.0%
  12,000    Benedek Broadcasting Corp., Term Loan.................  B1             NR     05/01/01 to 11/01/02       12,000,054
  20,000    Black Entertainment Television, Inc., Term Loan.......  NR             NR           06/30/06             20,000,000
   5,000    Lin Television Corp., Term Loan.......................  Ba3            B-           03/31/07              4,999,794
  43,421    NTL Group (UK), Inc., Term Loan.......................  NR             NR           12/31/05             43,421,166
  66,000    Sinclair Broadcasting, Term Loan......................  Ba2            BB-          09/15/05             66,000,440
                                                                                                                 --------------
                                                                                                                    146,421,454
                                                                                                                 --------------
            BUILDINGS & REAL ESTATE  0.7%
  50,000    Walter Industries, Inc., Term Loan....................  NR             NR           10/15/03             49,998,394
                                                                                                                 --------------
            CHEMICAL, PLASTICS & RUBBER  3.3%
  11,283    Cedar Chemical Corp., Term Loan.......................  NR             NR           10/30/03             11,287,698
  10,581    Foamex, L.P., Term Loan...............................  Ba3            B+     06/30/05 to 06/30/06       10,585,600
   5,276    Foamex, L.P., Revolving Credit........................  Ba3            B+           06/12/03              5,277,046
  10,000    Harris Specialty Chemicals, Inc., Term Loan...........  NR             NR           03/31/06             10,000,000
  14,409    High Performance Plastics, Inc., Term Loan............  NR             NR           03/31/05             14,409,091
  58,310    Huntsman Group Holdings, Term Loan....................  Ba2            NR     12/31/02 to 12/31/05       58,319,167
  10,762    Huntsman Group Holdings, Revolving Credit.............  Ba2            NR           12/31/02             10,761,845
  19,800    Huntsman Specialty Chemical Corp., Term Loan..........  Ba2            NR     03/15/04 to 03/15/05       19,806,383
   5,102    NEN Acquisition, Inc., Term Loan......................  NR             NR           03/31/05              5,118,605
   9,900    Pioneer Americas Acquisition Corp., Term Loan.........  B2             B+           12/31/06              9,903,972
  12,033    Reid Plastics, Inc., Term Loan........................  NR             NR           11/12/03             12,044,728
  43,021    Sterling Chemicals, Inc., Term Loan...................  Ba3            NR           09/30/04             42,989,054
  11,807    Texas Petrochemicals Corp., Term Loan.................  Ba3            BB-    06/30/01 to 06/30/04       11,808,670
   1,476    Texas Petrochemicals Corp., Revolving Credit..........  Ba3            BB-          12/31/02              1,475,593
   6,538    TruSeal Technologies, Inc., Term Loan.................  NR             NR           06/30/04              6,536,586
   8,180    Vinings Industries, Inc., Term Loan...................  NR             NR           03/31/05              8,179,988
                                                                                                                 --------------
                                                                                                                    238,504,026
                                                                                                                 --------------
            COMMUNICATIONS -- TELEPHONE  0.2%
   4,750    International Data Response Corp., Term Loan..........  NR             NR     12/31/01 to 12/31/02        4,759,044
   7,155    Mitel Corp., Term Loan................................  NR             NR           12/26/03              7,155,000
                                                                                                                 --------------
                                                                                                                     11,914,044
                                                                                                                 --------------
            CONSTRUCTION MATERIALS  1.9%
  22,796    Behr Process Corp., Term Loan.........................  NR             NR     03/31/02 to 03/31/05       22,802,929
   1,588    Behr Process Corp., Revolving Credit..................  NR             NR           03/31/02              1,588,078
   1,639    Brand Scaffold Services, Inc., Term Loan..............  B1             NR           09/30/02              1,644,625
  10,000    Dayton Superior Corp., Term Loan......................  NR             NR           09/29/05             10,000,084
   6,833    Enclosures Holding Co., Term Loan.....................  NR             NR           02/28/05              6,925,478
  13,671    Falcon Building Products, Inc., Term Loan.............  B1             B+           06/30/05             13,695,671
  59,549    National Gypsum Co., Term Loan........................  NR             NR           09/20/03             59,548,756
   4,655    Panolam Industries, Inc., Term Loan...................  NR             NR           10/31/02              4,654,916
   6,973    Reliant Building Products, Inc., Term Loan............  B1             B+           03/31/04              6,973,479
  14,925    Werner Holding Co., Inc., Term Loan...................  Ba3            B+     11/30/04 to 11/30/05       14,924,503
                                                                                                                 --------------
                                                                                                                    142,758,519
                                                                                                                 --------------


                                               See Notes to Financial Statements

                                       11

                                 July 31, 1998
--------------------------------------------------------------------------------

Principal                                                           Bank Loan Ratings+
 Amount                                                             Moody's        S&P           Stated
  (000)                            Borrower                             (Unaudited)            Maturity*             Value
-------------------------------------------------------------------------------------------------------------------------------
            VARIABLE RATE ** SENIOR LOAN INTERESTS (CONTINUED)
            CONTAINERS, PACKAGING & GLASS  3.9%
$ 25,000    Dr. Pepper Bottling Holdings, Inc., Term Loan.........  NR             NR           12/31/05         $   25,000,000
   8,373    Fleming Packaging Corp., Term Loan....................  NR             NR           08/30/04              8,372,500
   9,967    Graham Packaging Co., Term Loan.......................  B1             B+     01/31/06 to 01/31/07        9,966,400
  30,000    Huntsman Packaging Corp., Term Loan...................  Ba2            BB-    09/30/05 to 09/30/06       30,000,000
  29,850    IPC, Inc., Term Loan..................................  B1             NR           10/02/04             29,850,331
 163,244    Stone Container Corp., Term Loan......................  Ba3            B+     04/01/00 to 10/01/03      163,619,032
   3,639    Stone Container Corp., Revolving Credit...............  Ba3            B+           05/15/99              3,639,468
   8,051    Stronghaven, Inc., Term Loan..........................  NR             NR           05/15/04              8,059,566
   7,182    Tekni-Plex, Inc., Term Loan...........................  B1             B+           03/03/06              7,182,000
                                                                                                                 --------------
                                                                                                                    285,689,297
                                                                                                                 --------------
            DIVERSIFIED MANUFACTURING  2.3%
   4,024    Advanced Accessory Systems, LLC, Term Loan............  B1             B+           10/30/04              4,024,443
   9,000    CII Carbon, LLC, Term Loan............................  NR             NR           06/25/08              9,003,360
   6,406    ConMed Corp., Term Loan...............................  B1             BB-          12/30/04              6,405,629
   7,425    Desa International, Term Loan.........................  Ba3            B+           12/26/04              7,425,002
  52,500    Evenflo & Spalding Holdings Corp., Term Loan..........  Ba3            B-     09/30/03 to 03/30/06       51,455,013
   7,450    Evenflo & Spalding Holdings Corp., Revolving Credit...  Ba3            B-           09/30/03              7,300,999
  25,838    International Wire Group, Inc., Term Loan.............  B1             NR           09/30/03             25,850,749
  10,833    Intesys Technologies, Inc., Term Loan.................  NR             NR     06/30/04 to 06/30/06       10,833,351
     763    Intesys Technologies, Inc., Revolving Credit..........  NR             NR           06/30/06                762,671
   8,782    M.W. Manufacturers, Term Loan.........................  NR             NR           09/15/02              8,782,483
   8,500    Neenah Foundry Co., Term Loan.........................  Ba3            BB-          09/30/05              8,500,000
  24,896    UCAR International, Inc., Term Loan...................  Ba2            B-           12/31/02             24,903,744
   6,161    U.F. Acquisition, Term Loan...........................  NR             NR           12/15/02              6,161,250
                                                                                                                 --------------
                                                                                                                    171,408,694
                                                                                                                 --------------
            ECOLOGICAL  1.4%
 100,400    Safety-Kleen Corp., Term Loan.........................  Ba3            BB     04/03/05 to 04/03/06      100,400,381
                                                                                                                 --------------
            EDUCATION & CHILD CARE  0.2%
   8,690    Kindercare Learning Centers, Inc., Term Loan..........  Ba3            B+           03/21/06              8,690,000
   5,000    La Petite Academy, Inc., Term Loan....................  B2             B            05/11/05              5,000,052
                                                                                                                 --------------
                                                                                                                     13,690,052
                                                                                                                 --------------
            ELECTRONICS  3.3%
  14,925    Alliance Imaging, Inc., Term Loan.....................  B1             B+     12/18/03 to 06/18/04       14,924,340
  22,252    Amphenol Corp., Term Loan.............................  Ba3            B+     10/03/04 to 05/19/06       22,244,225
   6,738    Banker's Systems, Inc., Term Loan.....................  NR             NR           11/01/02              6,737,500
   7,268    Beltone Electronics, Inc., Term Loan..................  NR             NR     10/31/03 to 10/31/04        7,267,582
   9,205    Berg Electronics, Inc., Term Loan.....................  Ba3            NR           06/30/03              9,204,172
   5,850    Berg Electronics, Inc., Revolving Credit..............  Ba3            NR           06/30/03              5,850,011
  10,894    Chatham Technologies Acquisition, Inc., Term Loan.....  NR             NR     08/18/03 to 08/18/05       10,894,175
   5,888    Claricom, Inc., Term Loan.............................  NR             NR           11/30/02              5,887,963
   7,000    Control Data Systems, Inc., Term Loan.................  NR             NR           11/26/00              7,000,012
  43,768    DecisionOne Corp., Term Loan..........................  B1             B+     08/07/03 to 08/07/05       43,768,158
  17,143    Fairchild Semiconductor Corp., Term Loan..............  Ba3            BB           03/11/03             17,141,305
   5,400    Fisher Scientific International, Inc., Term Loan......  Ba3            B+     01/21/05 to 01/21/06        5,501,762
  15,451    Graphic Controls Corp., Term Loan.....................  B1             NR           09/28/03             15,393,342
   3,981    Labtec, Inc., Term Loan...............................  NR             NR           10/07/04              3,980,921
   8,358    Rowe International, Inc., Term Loan (a)...............  NR             NR           03/31/00              7,104,583
   8,786    Sarcom, Inc., Term Loan...............................  NR             NR           12/31/02              8,805,564
  25,000    Sterling Diagnostic Imaging, Inc., Term Loan..........  NR             NR           09/30/05             25,000,000


                                               See Notes to Financial Statements

                                       12

                                 July 31, 1998
--------------------------------------------------------------------------------

Principal                                                           Bank Loan Ratings+
 Amount                                                             Moody's        S&P           Stated
  (000)                            Borrower                             (Unaudited)            Maturity*             Value
-------------------------------------------------------------------------------------------------------------------------------
            VARIABLE RATE ** SENIOR LOAN INTERESTS (CONTINUED)

           ELECTRONICS (CONTINUED)
$ 13,707   Viasystems, Inc., Term Loan...........................  B1            B+    03/31/04 to 06/30/05   $   13,714,170
      91   Viasystems, Inc., Revolving Credit....................  B1            B+          12/31/02                 90,506
   2,500   Wavetek Corp., Term Loan..............................  Ba3           BB-         12/15/02              2,500,026
     500   Wavetek Corp., Revolving Credit.......................  Ba3           BB-         12/15/02                500,005
   4,925   WGL Acquisition Corp., Term Loan......................  NR            NR          07/30/04              4,925,000
                                                                                                              --------------
                                                                                                                 238,435,322
                                                                                                              --------------
           ENTERTAINMENT/LEISURE  4.3%
  24,886   AMF Group, Inc., Term Loan............................  Ba2           BB-   03/31/03 to 03/31/04       24,879,867
  21,500   ASC Network Corp., Term Loan..........................  NR            NR          05/31/06             21,500,000
   2,500   Camelot Music Holdings, Inc., Revolving Credit........  NR            NR          01/27/02              2,500,000
  33,000   Fleer Corp., Term Loan (a) (b)........................  NR            NR          02/28/02             24,750,000
  20,000   Florida Panthers Holding, Inc., Term Loan.............  NR            NR          12/15/98             20,000,000
   7,920   KSL Recreation Group, Inc., Term Loan.................  B2            B+    04/30/05 to 04/30/06        7,927,479
   4,503   KSL Recreation Group, Inc., Revolving Credit..........  B2            B+          04/30/04              4,502,783
  79,000   Metro-Goldwyn-Mayer, Inc., Term Loan..................  Ba1           NR    03/31/05 to 03/31/06       79,000,000
  28,080   Metro-Goldwyn-Mayer, Inc., Revolving Credit...........  Ba1           NR          09/30/03             28,080,273
   7,000   Regal Cinemas, Inc., Term Loan........................  Ba3           BB-   05/27/06 to 05/27/07        7,000,000
   9,646   RTI Funding Corp., Term Loan..........................  NR            NR    02/08/03 to 02/08/04        9,645,988
  10,000   SFX Entertainment, Inc., Term Loan....................  B1            BB-         03/31/06             10,000,027
   6,700   Sportcraft, Ltd., Term Loan...........................  NR            NR          12/31/02              6,700,000
  46,819   Viacom, Inc., Term Loan...............................  Ba2           BB+   04/01/02 to 07/01/02       46,837,385
   4,152   Viacom, Inc., Revolving Credit........................  Ba2           BB+         07/01/02              4,156,049
  15,000   WestStar Cinemas, Inc., Term Loan.....................  NR            NR          09/30/05             15,000,000
                                                                                                              --------------
                                                                                                                 312,479,851
                                                                                                              --------------
           FARMING & AGRICULTURE  0.4%
   9,628   CBP Resources, Inc., Term Loan........................  NR            NR          09/30/03              9,628,170
   8,977   Seminis, Inc., Term Loan..............................  NR            NR    12/31/03 to 12/31/04        8,977,005
   4,937   Walco International, Inc., Term Loan..................  NR            NR          03/31/04              4,945,000
   3,416   Windy Hill Pet Food Co., Inc., Term Loan..............  Ba3           BB-         12/31/03              3,422,921
     151   Windy Hill Pet Food Co., Inc., Revolving Credit.......  Ba3           BB-         12/31/03                152,863
                                                                                                              --------------
                                                                                                                  27,125,959
                                                                                                              --------------
           FINANCE  7.4%
   1,586   Ark Asset Holdings, Inc., Term Loan...................  NR            NR          11/30/01              1,586,008
  14,000   Blackstone Capital Co., Term Loan.....................  NR            NR          05/31/99             14,010,310
  25,000   Bridge Information Systems, Inc., Term Loan...........  NR            NR          05/27/05             25,000,000
  65,458   HM/RB Partners, L.P., Term Loan.......................  NR            NR          12/31/98             65,457,611
  45,500   Mafco Finance Corp., Term Loan........................  NR            NR          04/28/00             45,500,000
   6,240   Mafco Finance Corp., Revolving Credit.................  NR            NR          04/28/00              6,240,016
  39,982   OSI Holdings Corp., Term Loan.........................  B2            NR          10/15/04             39,981,042
  37,490   Patriot American Hospitality, Inc., Term Loan.........  NR            NR    03/31/99 to 03/31/03       37,488,577
  65,000   Paul G. Allen, Term Loan..............................  NR            NR          06/10/03             64,998,874
 131,159   Starwood Hotels and Resorts, Inc., Term Loan..........  NR            NR    02/23/99 to 02/23/03      131,159,105
 107,899   Ventas Realty Ltd., Inc., Term Loan...................  NR            NR          04/30/03            107,886,471
                                                                                                              --------------
                                                                                                                 539,308,014
                                                                                                              --------------
           FOOD/BEVERAGE  1.5%
  11,500   Amerifoods Cos., Inc., Term Loan......................  NR            NR    06/30/99 to 06/30/02       10,925,000
   9,097   Edwards Baking Corp., Term Loan.......................  NR            NR    09/30/03 to 09/30/05        9,096,864
  12,500   Favorite Brands International, Inc., Term Loan........  B2            B           05/19/05             12,500,000

                                               See Notes to Financial Statements

                                 July 31, 1998
--------------------------------------------------------------------------------

Principal                                                           Bank Loan Ratings+
 Amount                                                             Moody's        S&P           Stated
  (000)                            Borrower                             (Unaudited)            Maturity*             Value
-------------------------------------------------------------------------------------------------------------------------------
            VARIABLE RATE ** SENIOR LOAN INTERESTS (CONTINUED)

           FOOD/BEVERAGE (CONTINUED)
$ 20,337   Fleming Cos., Inc., Term Loan.........................  Ba3           B+          07/25/04         $   20,397,673
   6,176   Fleming Cos., Inc., Revolving Credit..................  Ba3           B+          07/25/03              6,307,373
   7,500   Leon's Bakery, Inc., Term Loan........................  NR            NR          05/02/05              7,500,000
   7,257   Mistic Brands, Inc., Term Loan........................  NR            NR    06/01/04 to 06/01/05        7,257,057
   5,700   Southern Foods Group, Inc., Term Loan.................  Ba3           BB-         02/28/06              5,700,004
  22,898   Stroh Brewery Co., Term Loan..........................  NR            NR          06/30/03             22,897,740
   5,550   Windsor Quality Food Co., Ltd., Term Loan.............  NR            NR          12/31/01              5,550,431
                                                                                                              --------------
                                                                                                                 108,132,142
                                                                                                              --------------
           FOOD STORES/GROCERY  1.5%
  42,756   Bruno's, Inc., Term Loan (a) (b)......................  Caa2          NR    12/02/03 to 04/15/05       38,039,434
   4,830   Bruno's, Inc., Revolving Credit (a) (b)...............  Caa2          NR          12/02/03              4,294,150
  12,464   Eagle Family Foods, Inc., Term Loan...................  B1            B+          12/31/05             12,464,338
   4,592   Harvest Foods, Inc., Term Loan (a) (b)................  NR            NR          06/30/02                 91,830
  30,954   Pathmark Stores, Inc., Term Loan......................  B1            B+    06/15/01 to 12/15/01       30,987,966
   3,636   Pathmark Stores, Inc., Revolving Credit...............  B1            B+          06/15/01              3,660,949
   8,474   Randall's Food Markets, Inc., Term Loan...............  Ba3           B+          06/27/06              8,473,905
   1,014   Randall's Food Markets, Inc., Revolving Credit........  Ba3           B+          06/27/04              1,014,089
   8,391   Star Markets Co., Inc., Term Loan.....................  Ba3           NR    12/31/02 to 12/31/03        8,395,532
   2,574   Star Markets Co., Inc., Revolving Credit..............  Ba3           NR          12/31/01              2,574,222
                                                                                                              --------------
                                                                                                                 109,996,415
                                                                                                              --------------
           HEALTH CARE & BEAUTY AIDS  1.4%
   7,180   Chattem, Inc., Term Loan..............................  Ba2           NR          02/14/04              7,177,281
  17,216   Mary Kay Cosmetics, Inc., Term Loan...................  NR            NR          03/06/04             17,239,037
     214   Mary Kay Cosmetics, Inc., Revolving Credit............  NR            NR          03/06/04                219,013
  24,750   Playtex Products, Inc., Term Loan.....................  Ba2           BB          09/15/03             24,762,453
  54,725   Revlon Consumer Products Corp., Term Loan.............  Ba3           BB-         05/30/02             54,759,540
                                                                                                              --------------
                                                                                                                 104,157,324
                                                                                                              --------------
           HEALTHCARE  10.8%
   6,500   Charter Behavioral, Revolving Credit..................  NR            NR          06/17/02              6,521,986
  58,987   Community Health Systems, Inc., Term Loan.............  NR            NR    12/31/03 to 12/31/05       58,987,066
  50,836   Dade International, Inc., Term Loan...................  B1            NR    12/31/02 to 12/31/04       50,833,800
  26,865   Extendicare Health Services, Inc., Term Loan..........  Ba3           B+          12/31/03             26,865,189
  27,397   FPA Medical Management, Inc., Term Loan...............  Caa3          D           09/30/01             21,937,560
   3,310   FPA Medical Management, Inc., Debtor in Possession....  Caa3          D           02/01/09              3,310,000
  30,398   Genesis Healthcare Ventures, Inc., Term Loan..........  Ba3           B+    09/30/04 to 06/01/05       30,398,333
 150,000   Integrated Health Services, Inc., Term Loan...........  Ba3           B+    09/15/04 to 12/31/05      150,000,000
   8,955   Kinetic Concepts, Inc., Term Loan.....................  Ba3           B+    12/31/04 to 12/31/05        8,955,038
  50,000   Magellan Health Services, Inc., Term Loan.............  B1            B+          02/12/05             50,043,973
   6,714   Medical Specialties Group, Inc., Term Loan............  NR            NR    06/30/01 to 06/30/04        6,714,775
  11,000   Mediq/PRN Life Support Services, Inc., Term Loan......  B1            B+          06/30/06             11,009,847
  16,230   MedPartners, Inc., Term Loan..........................  Ba3           BB-         05/31/01             16,229,793
   3,536   MedPartners, Inc., Revolving Credit...................  Ba3           BB-         05/31/01              3,535,718
  15,209   Multicare Companies, Inc., Term Loan..................  B1            B+    09/30/04 to 06/01/05       15,208,750
  45,000   National Medical Care, Inc., Term Loan................  Ba1           BB          09/30/03             45,072,780
  13,500   Oxford Health Plans, Inc., Term Loan..................  B3            NR          05/15/03             13,500,012
  25,000   Paragon Health Network, Inc., Term Loan...............  Ba3           B+    03/31/05 to 03/31/06       25,000,000
  35,142   Quest Diagnostics, Inc., Term Loan....................  Ba3           BB+   12/05/02 to 06/30/06       35,186,936
   7,940   SMT Health Services, Inc., Term Loan..................  NR            NR          08/30/03              7,939,863

                                               See Notes to Financial Statements

                                 July 31, 1998
--------------------------------------------------------------------------------

Principal                                                           Bank Loan Ratings+
 Amount                                                             Moody's        S&P           Stated
  (000)                            Borrower                             (Unaudited)            Maturity*             Value
-------------------------------------------------------------------------------------------------------------------------------
            VARIABLE RATE ** SENIOR LOAN INTERESTS (CONTINUED)

           HEALTHCARE (CONTINUED)
$ 49,704   Sun Healthcare Group, Inc., Term Loan.................  Ba3           B+    11/12/04 to 11/12/05   $   49,709,375
  90,000   Total Renal Care Holdings, Inc., Term Loan............  Ba2           NR          03/31/08             90,000,000
  61,111   Vencor, Inc., Term Loan...............................  B1            B+          01/15/05             61,111,220
                                                                                                              --------------
                                                                                                                 788,072,014
                                                                                                              --------------
           HOME & OFFICE FURNISHINGS, HOUSEWARES & DURABLE
           CONSUMER PRODUCTS  1.7%
  13,000   Corning Consumer Products, Co., Term Loan.............  B1            BB-         10/09/06             13,000,000
  50,765   Dal-Tile Group, Inc., Term Loan.......................  NR            NR    12/31/02 to 12/31/03       50,858,413
   4,582   Dal-Tile Group, Inc., Revolving Credit................  NR            NR          12/31/02              4,583,515
  34,000   Furniture Brands International, Inc., Term Loan.......  NR            NR          06/30/07             34,014,648
  20,834   Imperial Home Decor Group, Inc., Term Loan............  B1            B+    03/12/04 to 03/13/06       20,834,026
   2,252   Imperial Home Decor Group, Inc., Revolving Credit.....  B1            B+          03/12/04              2,252,252
                                                                                                              --------------
                                                                                                                 125,542,854
                                                                                                              --------------
           HOTELS, MOTELS, & GAMING  0.8%
  41,000   Aladdin Gaming, LLC, Term Loan........................  B2            NR          02/26/08             41,000,000
   9,759   Alliance Gaming Corp., Term Loan......................  B2            NR          01/31/05              9,758,833
   2,143   Alliance Gaming Corp., Delayed Draw Term Loan.........  B1            BB          01/31/05              2,142,783
   4,941   Las Vegas Sands, Inc., Term Loan......................  NR            B+          11/30/03              4,941,236
     780   Las Vegas Sands, Inc., Revolving Credit...............  NR            B+          11/30/03                779,836
                                                                                                              --------------
                                                                                                                  58,622,688
                                                                                                              --------------
           INSURANCE  0.2%
  17,500   BRW Acquisition, Inc., Term Loan......................  NR            NR    07/10/06 to 07/10/07       17,500,000
                                                                                                              --------------
           MACHINERY  0.4%
   9,500   Alliance Laundry Systems, LLC, Term Loan..............  B1            B+          06/30/05              9,501,790
  15,000   Ocean Rig (Norway), Term Loan.........................  NR            NR          06/01/08             15,000,700
   5,916   RIGCO N. A., LLC, Term Loan...........................  NR            NR          09/30/98              5,919,724
                                                                                                              --------------
                                                                                                                  30,422,214
                                                                                                              --------------
           MINING, STEEL, IRON, & NON-PRECIOUS METALS  0.4%
  10,195   Alliance Coal Corp., Term Loan........................  NR            NR    12/31/01 to 12/31/02       10,199,370
   5,486   Earle M. Jorgensen, Term Loan.........................  B1            B+          03/31/04              5,507,098
   9,603   Fairmont Minerals Ltd., Term Loan.....................  NR            NR          02/25/05              9,602,396
   4,997   Global Metal Technologies, Inc., Term Loan............  NR            NR          03/13/05              4,996,202
                                                                                                              --------------
                                                                                                                  30,305,066
                                                                                                              --------------
           NATURAL RESOURCES -- COAL  0.1%
   4,711   Centennial Resources, Inc., Term Loan.................  NR            NR    03/31/02 to 03/31/04        4,248,201
                                                                                                              --------------
           NON-DURABLE CONSUMER PRODUCTS  0.1%
   4,045   Homemaker Industries, Inc., Term Loan.................  NR            NR          06/30/04              4,053,574
                                                                                                              --------------
           PAPER & FOREST PRODUCTS  0.9%
  24,509   Crown Paper Co., Term Loan............................  Ba3           BB          08/23/02             24,512,546
   3,258   Crown Paper Co., Revolving Credit.....................  Ba3           BB          08/23/02              3,259,818
   4,000   CST/Office Products Corp., Term Loan..................  NR            NR          12/31/01              4,003,767
  15,000   Le Group Forex, Inc., Term Loan.......................  NR            BB          06/30/05             15,000,000
  17,156   Paper Acquisition Corp., Term Loan....................  NR            NR          06/17/01             17,156,190
                                                                                                              --------------
                                                                                                                  63,932,321
                                                                                                              --------------
           PERSONAL & MISCELLANEOUS SERVICES  0.5%
   9,150   Arena Brands, Inc., Term Loan.........................  NR            NR          06/01/02              9,150,000
     600   Arena Brands, Inc., Revolving Credit..................  NR            NR          06/01/02                600,000
  22,795   Boyds Collection Ltd., Term Loan......................  Ba3           B+          04/21/06             22,795,022

                                               See Notes to Financial Statements

                                 July 31, 1998
--------------------------------------------------------------------------------

Principal                                                           Bank Loan Ratings+
 Amount                                                             Moody's        S&P           Stated
  (000)                            Borrower                             (Unaudited)            Maturity*             Value
-------------------------------------------------------------------------------------------------------------------------------
            VARIABLE RATE ** SENIOR LOAN INTERESTS (CONTINUED)

           PERSONAL & MISCELLANEOUS SERVICES (CONTINUED)
$  4,786   Smarte Carte Corp., Term Loan.........................  NR            NR          06/30/03         $    4,790,084
                                                                                                              --------------
                                                                                                                  37,335,106
                                                                                                              --------------
           PHARMACEUTICALS  0.4%
  17,167   Endo Pharmaceuticals, Inc., Term Loan.................  NR            NR          06/30/04             17,166,717
  11,726   King Pharmaceuticals, Inc., Term Loan.................  NR            NR          02/27/04             11,725,916
                                                                                                              --------------
                                                                                                                  28,892,633
                                                                                                              --------------
           PRINTING/PUBLISHING  4.2%
  15,000   Advanstar Communications, Term Loan...................  Ba3           B+          04/30/05             15,000,000
  13,889   ADVO, Inc., Term Loan.................................  NR            NR          09/29/03             13,889,458
  35,000   American Media Operations, Inc., Term Loan............  Ba2           BB-         03/31/04             35,000,094
   9,950   Bear Island Paper Co., LLC, Term Loan.................  Ba3           B+          12/31/05              9,949,705
   9,000   Cygnus Publishing, Inc., Term Loan....................  NR            NR          06/05/05              9,018,267
  60,000   Journal Register Co., Term Loan.......................  Ba1           BB+         09/30/06             60,000,000
  32,385   Morris Communications, Inc., Term Loan................  NR            NR    03/31/04 to 06/30/05       32,393,080
  34,315   Outdoor Systems, Inc., Term Loan......................  Ba2           BB-         06/30/04             34,323,366
  19,000   PRIMEDIA, Inc., Term Loan.............................  Ba3           NR          06/30/04             19,001,836
   7,429   TransWestern Publishing, L.P., Term Loan..............  Ba3           B+          10/01/04              7,429,412
   7,845   Von Hoffman Press, Inc., Term Loan....................  B1            B+    05/30/03 to 05/30/05        7,852,215
   2,016   Von Hoffman Press, Inc., Revolving Credit.............  B1            B+          05/30/03              2,016,000
   5,000   Yellow Book USA, L.P., Term Loan......................  NR            NR    12/15/05 to 12/05/06        5,000,000
  45,000   Ziff-Davis Publishing, Inc., Term Loan................  Ba2           BB          03/31/05             45,000,000
   9,975   21st Century Newspaper, Inc., Term Loan...............  NR            NR          09/15/05              9,973,953
                                                                                                              --------------
                                                                                                                 305,847,386
                                                                                                              --------------
           RESTAURANTS & FOOD SERVICE  1.9%
  12,500   Applebee's International, Inc., Term Loan.............  Ba3           NR          03/31/06             12,500,429
   5,657   California Pizza Kitchen, Inc., Term Loan.............  NR            NR          09/30/04              5,657,250
     943   Carvel Corp., Term Loan...............................  NR            NR          12/31/98                848,403
  37,730   CKE Restaurants, Inc., Term Loan......................  Ba2           NR          04/15/03             37,730,196
   9,893   IM Stadium, Inc., Term Loan...........................  NR            NR    12/31/02 to 12/31/03        9,892,833
   5,932   Jet Plastica Industries, Inc., Term Loan..............  NR            NR    12/31/02 to 12/31/04        5,944,157
  42,253   S.C International Services, Inc., Term Loan...........  Ba3           NR          08/28/02             42,252,500
  26,275   Shoney's, Inc., Term Loan.............................  Ba3           NR          04/30/02             26,275,244
                                                                                                              --------------
                                                                                                                 141,101,012
                                                                                                              --------------
           RETAIL -- CATALOG  0.0%
   2,267   Brylane, L.P., Term Loan..............................  Ba2           NR          10/20/02              2,266,667
     860   Brylane, L.P., Revolving Credit.......................  Ba2           NR          06/30/02                860,017
                                                                                                              --------------
                                                                                                                   3,126,684
                                                                                                              --------------
           RETAIL -- LUXURY GOODS  0.1%
   9,321   Ebel USA, Inc., Term Loan.............................  NR            NR          09/30/01              9,322,247
                                                                                                              --------------
           RETAIL -- OFFICE PRODUCTS  0.7%
   6,386   Identity Group, Inc., Term Loan.......................  NR            NR          11/22/03              6,392,008
  45,000   U.S. Office Products Co., Term Loan...................  B1            B-          06/09/06             45,000,235
                                                                                                              --------------
                                                                                                                  51,392,243
                                                                                                              --------------
           RETAIL -- OIL & GAS  0.2%
  11,900   TravelCenters of America, Inc., Term Loan.............  Ba2           BB          03/31/05             11,915,060
                                                                                                              --------------
           RETAIL -- SPECIALTY  0.2%
   7,083   Hollywood Entertainment Corp., Revolving Credit.......  Ba3           NR          09/05/02              7,083,330
   7,952   Luxottica Group SPA, Term Loan........................  NR            NR          06/30/01              7,952,383
                                                                                                              --------------
                                                                                                                  15,035,713
                                                                                                              --------------
           RETAIL -- STORES  1.1%
  11,500   Advance Stores Inc., Term Loan........................  NR            NR          04/15/06             11,500,199

                                               See Notes to Financial Statements

                                 July 31, 1998
--------------------------------------------------------------------------------

Principal                                                           Bank Loan Ratings+
 Amount                                                             Moody's        S&P           Stated
  (000)                            Borrower                             (Unaudited)            Maturity*             Value
-------------------------------------------------------------------------------------------------------------------------------
            VARIABLE RATE ** SENIOR LOAN INTERESTS (CONTINUED)

           RETAIL -- STORES (CONTINUED)
$ 17,086   Color Tile, Inc., Term Loan...........................  NR            NR          12/31/98         $    6,663,504
   5,897   Kirkland's Holdings, Term Loan........................  NR            NR          06/30/02              5,898,978
   7,500   Nebraska Book Co., Inc., Term Loan....................  B1            B+          03/31/06              7,500,010
  24,407   Payless Cashways, Inc., Term Loan.....................  B3            NR          11/30/02             24,406,856
   5,700   Payless Cashways, Inc., Revolving Credit..............  B3            NR          05/31/02              5,700,006
  15,702   Peebles, Inc., Term Loan..............................  NR            NR          06/09/02             15,699,633
   4,922   Vitamin Shoppe Industries, Inc., Term Loan............  NR            NR          05/15/04              4,921,857
                                                                                                              --------------
                                                                                                                  82,291,043
                                                                                                              --------------
           TELECOMMUNICATIONS -- CELLULAR  3.4%
  10,000   American Cellular Wireless, Inc., Term Loan...........  B2            NR          06/30/07             10,002,667
 100,000   BCP SP Ltd., Term Loan................................  NR            NR          03/16/00             99,000,420
  75,000   Cellular, Inc., Financial Corp. (CommNet), Term
           Loan..................................................  B1            B     09/18/06 to 09/18/07       75,001,104
  65,000   Western Wireless Corp., Term Loan.....................  B1            NR          03/31/05             65,000,101
                                                                                                              --------------
                                                                                                                 249,004,292
                                                                                                              --------------
           TELECOMMUNICATIONS -- HYBRID  1.5%
  21,120   Atlantic Crossing, Term Loan..........................  NR            NR          11/30/02             21,120,151
  90,000   Nextel Finance Co., Term Loan.........................  Ba3           B-          09/30/06             90,001,092
   2,870   Nextel Finance Co., Term Loan (Argentina).............  Ba3           B-          03/31/03              2,870,034
                                                                                                              --------------
                                                                                                                 113,991,277
                                                                                                              --------------
           TELECOMMUNICATIONS -- PERSONAL COMMUNICATION
           SYSTEMS  4.9%
  50,000   Cox Communications, Inc., Term Loan...................  Baa2          NR          12/31/06             49,995,848
  74,822   Omnipoint Communications, Inc., Term Loan.............  B2            B           02/17/06             74,822,229
  11,000   Powertel PCS, Inc., Revolving Credit..................  NR            NR          03/31/06             11,000,000
  78,775   Sprint Spectrum L.P., Term Loan.......................  Ba1           NR          01/31/02             78,847,703
  70,000   Sprint, Lucent Technologies Vendor Facility, Term
           Loan..................................................  NR            NR          06/30/01             70,180,074
  50,000   Sprint, Northern Telecom Vendor Facility, Term Loan...  NR            NR          03/31/05             50,252,588
  21,000   Triton PCS, Inc., Term Loan...........................  B1            B           05/04/07             21,000,000
                                                                                                              --------------
                                                                                                                 356,098,442
                                                                                                              --------------
           TELECOMMUNICATIONS -- WIRELESS MESSAGING  2.2%
  28,105   Arch Communications, Inc., Term Loan..................  B3            B-    12/31/02 to 06/30/06       28,108,136
  30,412   Iridium Operating LLC, Term Loan......................  B2            B           12/31/98             30,412,502
  12,500   Metrocall, Inc., Term Loan............................  B1            B           12/31/04             12,500,035
   3,916   Metrocall, Inc., Revolving Credit.....................  B1            B           12/31/04              3,981,840
  64,005   Mobilemedia Communications, Inc., Term Loan...........  NR            NR    06/30/02 to 06/30/03       64,006,982
   2,555   Mobilemedia Communications, Inc., Revolving Credit....  NR            NR          06/30/02              2,555,872
   9,500   Teletouch Communications, Inc., Term Loan.............  NR            NR          11/30/05              9,500,059
  11,000   TSR Wireless LLC, Term Loan...........................  NR            NR          06/30/05             10,999,698
                                                                                                              --------------
                                                                                                                 162,065,124
                                                                                                              --------------
           TEXTILES & LEATHER  1.1%
  11,213   American Marketing Industries, Inc., Term Loan........  NR            NR          11/30/02             11,212,500
   8,910   GFSI, Inc., Term Loan.................................  NR            NR          03/31/04              8,914,031
  14,913   Joan Fabrics Corp., Term Loan.........................  NR            NR    06/30/05 to 06/30/06       14,913,158
  13,392   Johnston Industries, Inc., Term Loan..................  NR            NR          07/01/00             13,391,679
   9,925   Norwood Promotional Products, Inc., Term Loan.........  NR            NR          08/28/04              9,924,575
  10,783   Polyfibron Technologies, Inc., Term Loan..............  NR            NR          12/28/03             10,790,749
   6,512   Simmons Co., Term Loan................................  Ba3           NR          03/31/03              6,512,466
   6,984   William Carter Co., Term Loan.........................  Ba3           BB-         10/30/03              6,988,949
                                                                                                              --------------
                                                                                                                  82,648,107
                                                                                                              --------------

                                               See Notes to Financial Statements

                                 July 31, 1998
--------------------------------------------------------------------------------

Principal                                                           Bank Loan Ratings+
 Amount                                                             Moody's        S&P           Stated
  (000)                            Borrower                             (Unaudited)            Maturity*             Value
-------------------------------------------------------------------------------------------------------------------------------
            VARIABLE RATE ** SENIOR LOAN INTERESTS (CONTINUED)
            TRANSPORTATION -- CARGO  1.4%
$ 28,695    Atlas Freighter Leasing, Inc., Term Loan..............  Ba3            NR     05/29/04 to 06/30/04   $   28,707,711
   9,975    CTC Distribution Services, LLC, Term Loan.............  NR             NR           02/15/06              9,975,083
  39,245    Evergreen International Aviation, Inc., Term Loan.....  Ba3            NR     05/31/02 to 05/31/03       39,321,652
   7,550    Gemini Air Cargo, Inc., Term Loan.....................  B1             NR           12/12/02              7,550,000
   7,500    North American Van Lines, Inc., Term Loan.............  NR             NR           03/30/05              7,500,000
   9,000    OmniTrax Railroads, LLC, Term Loan....................  NR             NR           05/14/05              9,000,070
                                                                                                                 --------------
                                                                                                                    102,054,516
                                                                                                                 --------------
            TRANSPORTATION -- MANUFACTURING COMPONENTS  0.5%
  27,860    Cambridge Industries, Inc., Term Loan.................  B1             NR           06/30/05             27,876,493
   9,250    Eagle-Picher Industries, Inc., Term Loan..............  B1             B+     08/31/05 to 08/31/06        9,250,027
                                                                                                                 --------------
                                                                                                                     37,126,520
                                                                                                                 --------------
            TRANSPORTATION -- PERSONAL  0.9%
  17,176    Blue Bird Body Co., Term Loan.........................  Ba2            BB-    11/02/02 to 11/01/03       17,183,816
  49,964    Continental Airlines, Inc., Term Loan.................  Ba1            BB     07/31/02 to 07/31/04       50,000,617
                                                                                                                 --------------
                                                                                                                     67,184,433
                                                                                                                 --------------
            TRANSPORTATION -- RAIL MANUFACTURING  0.3%
  23,003    Johnstown America Industries, Inc., Term Loan.........  Baa3           NR           03/31/03             23,003,430
                                                                                                                 --------------
            TOTAL VARIABLE RATE ** SENIOR LOAN INTERESTS  90.5%...............................................    6,617,436,013
                                                                                                                 --------------
            FIXED INCOME SECURITIES  0.8%
            London Fog Industries, Inc. ($13,541,264 par, 10.00% coupon, maturing 02/27/03)...................       13,541,264
            Satelites Mexicanos ($39,969,000 par, 10.00% coupon, maturing 06/30/04)...........................       40,018,961
                                                                                                                 --------------
            TOTAL FIXED INCOME SECURITIES.....................................................................       53,560,225
                                                                                                                 --------------
            EQUITIES  1.6%
            AFC Enterprises, Inc. (604,251 common shares) (c)(d)..............................................        3,625,506
            Best Products Co., Inc. (297,480 common shares) (d)...............................................                0
            Best Products Co., Inc. (Warrants for 28,080 common shares) (d)...................................                0
            Camelot Music Holdings, Inc. (1,994,717 common shares) (d)........................................       84,775,472
            Classic Cable, Inc. (Warrants for 760 common shares) (d)..........................................                0
            Dan River, Inc. (192,060 common shares) (d).......................................................        2,904,908
            Flagstar Cos., Inc. (8,755 common shares) (d).....................................................               22
            London Fog Industries, Inc. (1,083,301 common shares) (c)(d)......................................       24,298,441
            London Fog Industries, Inc. (Warrants for 66,580 common shares) (d)...............................          446,752
            Nextel Communications, Inc. (Warrants for 60,000 common shares) (c)(d)............................          706,875
            Payless Cashways, Inc. (1,024,159 common shares) (d)..............................................        2,304,358
            RIGCO N.A., LLC (Warrants for .325% interest of company's fully diluted equity) (d)...............           16,250
            Sarcom, Inc. (43 common shares) (d)...............................................................                0
                                                                                                                 --------------
            TOTAL EQUITIES....................................................................................      119,078,584
                                                                                                                 --------------
            TOTAL LONG-TERM INVESTMENTS  92.9%
            (Cost $6,795,256,044).............................................................................    6,790,074,822
                                                                                                                 --------------

                                               See Notes to Financial Statements

                                 July 31, 1998
--------------------------------------------------------------------------------

Principal
 Amount
  (000)                            Borrower                                                                        Value
-----------------------------------------------------------------------------------------------------------------------------
            VARIABLE RATE ** SENIOR LOAN INTERESTS (CONTINUED)
            SHORT-TERM INVESTMENTS 6.3%
            COMMERCIAL PAPER  2.0%
            Case Credit Corp. ($30,000,000 par, maturing 08/03/98, yielding 5.80% to 5.82%).................   $   29,990,311
            CSX Corp. ($30,000,000 par, maturing 08/06/98, yielding 5.77%)..................................       29,975,958
            Illinois Central Railroad Co. ($7,900,000 par, maturing 08/05/98 to 08/11/98, yielding 5.70% to
            5.81%)..........................................................................................        7,890,108
            Nabisco, Inc. ($10,000,000 par, maturing 08/05/98, yielding 5.70%)..............................        9,993,667
            Rite Aid Corp. ($8,500,000 par, maturing 08/06/98, yielding 5.70%)..............................        8,493,271
            Safeway, Inc. ($14,000,000 par, maturing 09/02/98, yielding 5.71%)..............................       13,928,942
            Tandy Corp. ($5,000,000 par, maturing 08/04/98, yielding 5.67%).................................        4,997,638
            Texas Utilities Co. ($31,000,000 par, maturing 08/04/98, yielding 5.82%)........................       30,984,965
            Western Resources, Inc. ($15,000,000 par, maturing 08/03/98, yielding 5.75%)....................       14,995,208
                                                                                                               --------------
            TOTAL COMMERCIAL PAPER..........................................................................      151,250,068
                                                                                                               --------------
            SHORT-TERM LOAN PARTICIPATIONS  4.3%
            Alltel Corp. ($5,000,000 par, maturing 08/07/98, yielding 5.66%)................................        5,000,000
            American Stores Co. ($22,500,000 par, maturing 08/31/98 to 09/28/98, yielding 5.78% to 5.80%)...       22,500,000
            Anadarko Pete Corp. ($26,500,000 par, maturing 08/05/98 to 08/21/98, yielding 5.69%)............       26,500,000
            Bell Atlantic Financial Services, Inc. ($4,000,000 par, maturing 08/03/98, yielding 5.67%)......        4,000,000
            Cabot Corp. ($7,800,000 par, maturing 08/13/98, yielding 5.70%).................................        7,800,000
            Centex Corp. ($12,500,000 par, maturing 08/03/98, yielding 5.80%)...............................       12,500,000
            Englehard Corp. ($30,000,000 par, maturing 08/04/98 to 08/07/98, yielding 5.69% to 5.76%).......       30,000,000
            International Paper Co. ($30,000,000 par, maturing 08/03/98, yielding 5.80%)....................       30,000,000
            Nabisco, Inc. ($20,000,000 par, maturing 08/03/98, yielding 5.81%)..............................       20,000,000
            Ralston Purina Co. ($39,000,000 par, maturing 08/04/98 to 08/09/98, yielding 5.69% to 5.76%)....       39,000,000
            Tandy Corp. ($7,000,000 par, maturing 08/18/98, yielding 5.71%).................................        7,000,000
            Temple Inland, Inc. ($50,000,000 par, maturing 08/05/98 to 08/25/98, yielding 5.78% to 5.82%)...       50,000,000
            Times Mirror Co. ($20,900,000 par, maturing 08/05/98, yielding 5.60% to 5.63%)..................       20,900,000
            Times Mirror ($2,400,000 par, maturing 08/04/98, yielding 5.60%)................................        2,400,000
            Universal Corp. ($20,000,000 par, maturing 08/07/98, yielding 5.67%)............................       20,000,000
            Western Resources, Inc. ($15,000,000 par, maturing 08/20/98, yielding 5.71%)....................       15,000,000
                                                                                                               --------------
            TOTAL SHORT-TERM LOAN PARTICIPATIONS............................................................      312,600,000
                                                                                                               --------------
            TOTAL SHORT-TERM INVESTMENTS
            (Cost $463,850,068).............................................................................      463,850,068
                                                                                                               --------------
            TOTAL INVESTMENTS 99.2%
            (Cost $7,259,106,112)...........................................................................    7,253,924,890
            OTHER ASSETS IN EXCESS OF LIABILITIES 0.8%......................................................       58,958,513
                                                                                                               --------------
            NET ASSETS 100.0%...............................................................................   $7,312,883,403
                                                                                                                 ------------

NR = Not rated

(a) This Senior Loan interest is non-income producing.

(b) This Borrower has filed for protection in federal bankruptcy court.

(c) Restricted security.

(d) Non-income producing security as this stock currently does not declare dividends.

+ Bank loans rated below Baa by Moody's Investor Service, Inc. or BBB by Standard & Poor's Group are considered to be below investment grade.

* Senior Loans in the Trust's portfolio generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a Borrower to prepay, prepayments of Senior Loans in the Trust's portfolio may occur. As a result, the actual remaining maturity of Senior Loans held in the Trust's portfolio may be substantially less than the stated maturities shown. Although the Trust is unable to accurately estimate the actual remaining maturity of individual Senior Loans, the Trust estimates that the actual average maturity of the Senior Loans held in its portfolio will be approximately 18-24 months.

** Senior Loans in which the Trust invests generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the prime rate offered by one or more major United States banks, (ii) the lending rate offered by one or more major European banks, such as the London Inter-Bank Offered Rate ('LIBOR') and (iii) the certificate of deposit rate. Senior loans are generally considered to be restricted in that the Trust ordinarily is contractually obligated to receive approval from the Agent Bank and/or borrower prior to the disposition of a Senior Loan.

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                                 July 31, 1998

--------------------------------------------------------------------------------

ASSETS:
Total Investments (Cost $7,259,106,112).....................  $7,253,924,890
Receivables:
  Interest and Fees.........................................      57,766,824
  Fund Shares Sold..........................................      26,406,743
  Investments Sold..........................................       9,271,953
Other.......................................................          55,596
                                                              --------------
      Total Assets..........................................   7,347,426,006
                                                              --------------
LIABILITIES:
Payables:
  Income Distributions......................................       9,528,711
  Custodian Bank............................................       7,513,945
  Investment Advisory Fee...................................       5,771,520
  Administrative Fee........................................       1,556,016
  Fund Shares Repurchased...................................       1,368,644
  Distributor and Affiliates................................       1,299,338
Accrued Expenses............................................       4,074,334
Deferred Facility Fees......................................       3,273,920
Trustees' Deferred Compensation and Retirement Plans........         156,175
                                                              --------------
      Total Liabilities.....................................      34,542,603
                                                              --------------
NET ASSETS..................................................  $7,312,883,403
                                                              ==============
NET ASSETS CONSIST OF:
Common Shares ($.01 par value with an unlimited number of
  shares authorized, 733,069,022 shares issued and
  outstanding)..............................................  $    7,330,690
Paid in Surplus.............................................   7,327,247,726
Accumulated Undistributed Net Investment Income.............      10,753,143
Net Unrealized Depreciation.................................      (5,181,222)
Accumulated Net Realized Loss...............................     (27,266,934)
                                                              --------------
NET ASSETS..................................................  $7,312,883,403
                                                              ==============
NET ASSET VALUE PER COMMON SHARE ($7,312,883,403 divided by
  733,069,022 shares outstanding)...........................  $         9.98
                                                              ==============

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

                        For the Year Ended July 31, 1998
--------------------------------------------------------------------------------


INVESTMENT INCOME:
Interest....................................................  $536,579,706
Fees........................................................    17,284,122
Other.......................................................     3,414,378
                                                              ------------
    Total Income............................................   557,278,206
                                                              ------------
EXPENSES:
Investment Advisory Fee.....................................    63,011,682
Administrative Fee..........................................    16,947,689
Shareholder Services........................................     7,456,983
Legal.......................................................     2,007,500
Custody.....................................................     1,898,141
Trustees' Fees and Expenses.................................       192,260
Other.......................................................     4,191,259
                                                              ------------
    Total Expenses..........................................    95,705,514
                                                              ------------
NET INVESTMENT INCOME.......................................  $461,572,692
                                                              ============
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Loss...........................................  $(17,725,403)
                                                              ------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   (31,460,156)
  End of the Period.........................................    (5,181,222)
                                                              ------------
Net Unrealized Appreciation During the Period...............    26,278,934
                                                              ------------
NET REALIZED AND UNREALIZED GAIN............................  $  8,553,531
                                                              ============
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $470,126,223
                                                              ============

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

                   For the Years Ended July 31, 1998 and 1997
--------------------------------------------------------------------------------

                                                               Year Ended       Year Ended
                                                             July 31, 1998    July 31, 1997
--------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Net Investment Income....................................... $  461,572,692   $  392,667,747
Net Realized Gain/Loss......................................    (17,725,403)         442,960
Net Unrealized Appreciation/Depreciation During the
  Period....................................................     26,278,934      (25,147,243)
                                                             --------------   --------------
Change in Net Assets from Operations........................    470,126,223      367,963,464
Distributions from Net Investment Income....................   (461,726,242)    (390,215,999)
                                                             --------------   --------------
NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES.........      8,399,981      (22,252,535)
                                                             --------------   --------------
FROM CAPITAL TRANSACTIONS:
Proceeds from Common Shares Sold............................  1,654,063,711    1,781,772,630
Value of Shares Issued Through Dividend Reinvestment........    245,628,149      209,636,808
Cost of Shares Repurchased..................................   (832,176,219)    (597,973,300)
                                                             --------------   --------------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS..........  1,067,515,641    1,393,436,138
                                                             --------------   --------------
TOTAL INCREASE IN NET ASSETS................................  1,075,915,622    1,371,183,603
NET ASSETS:
Beginning of the Period.....................................  6,236,967,781    4,865,784,178
                                                             --------------   --------------
End of the Period (Including accumulated undistributed net
investment income of $10,753,143 and $5,369,829,
respectively)............................................... $7,312,883,403   $6,236,967,781
                                                             ==============   ==============

                                               See Notes to Financial Statements

                            STATEMENT OF CASH FLOWS

                        For the Year Ended July 31, 1998
--------------------------------------------------------------------------------

CHANGE IN NET ASSETS FROM OPERATIONS........................  $   470,126,223
                                                              ---------------
Adjustments to Reconcile the Change in Net Assets from
  Operations to Net Cash Used for Operating Activities:
  Increase in Investments at Value..........................   (1,046,568,647)
  Increase in Interest and Fees Receivables.................      (12,378,076)
  Increase in Receivable for Investments Sold...............       (8,515,656)
  Increase in Other Assets..................................          (18,384)
  Decrease in Deferred Facility Fees........................      (14,834,232)
  Increase in Investment Advisory and Administrative Fees
    Payable.................................................        1,043,363
  Increase in Distributor and Affiliates Payable............          357,450
  Increase in Accrued Expenses..............................        2,210,345
  Increase in Deferred Compensation and Retirement Plans
    Expenses................................................           87,832
                                                              ---------------
    Total Adjustments.......................................   (1,078,616,005)
                                                              ---------------
NET CASH USED FOR OPERATING ACTIVITIES......................     (608,489,782)
                                                              ---------------
CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from Shares Sold...................................    1,650,625,395
Payments on Shares Repurchased..............................     (831,182,017)
Increase in Intra-day Credit Line with Custodian Bank.......        2,416,918
Cash Dividends Paid.........................................     (213,370,514)
                                                              ---------------
  Net Cash Provided by Financing Activities.................      608,489,782
                                                              ---------------
NET INCREASE IN CASH........................................              -0-
Cash at Beginning of the Period.............................              -0-
                                                              ---------------
CASH AT END OF THE PERIOD...................................  $           -0-
                                                              ===============

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

  The following schedule presents financial highlights for one common share of the Trust outstanding throughout the periods indicated.


------------------------------------------------------------------------------------------------------------------

                                                                              Year Ended July 31,
                                                              ----------------------------------------------------
                                                                1998       1997       1996       1995       1994
                                                              ----------------------------------------------------
Net Asset Value, Beginning of the Period....................  $  9.963   $ 10.002   $ 10.046   $ 10.052   $ 10.004
                                                              --------   --------   --------   --------   --------
  Net Investment Income.....................................      .675       .701       .735       .756       .618
  Net Realized and Unrealized Gain/Loss.....................      .015      (.042)     (.028)     (.004)      .015
                                                              --------   --------   --------   --------   --------
Total from Investment Operations............................      .690       .659       .707       .752       .633
Less Distributions from Net Investment Income...............      .677       .698       .751       .758       .585
                                                              --------   --------   --------   --------   --------
Net Asset Value, End of the Period..........................  $  9.976   $  9.963   $ 10.002   $ 10.046   $ 10.052
                                                              ========   ========   ========   ========   ========
Total Return (a)............................................     7.22%      6.79%      7.22%      7.82%      6.52%
Net Assets at End of the Period (In millions)...............  $7,312.9   $6,237.0   $4,865.8   $2,530.1   $1,229.0
Ratio of Expenses to Average Net Assets.....................     1.41%      1.42%      1.46%      1.49%      1.53%
Ratio of Net Investment Income to Average Net Assets........     6.81%      7.02%      7.33%      7.71%      6.16%
Portfolio Turnover (b)......................................       73%        83%        66%        71%        74%

(a) Total Return is based upon net asset value which does not include payment of the contingent deferred sales charge.

(b) Calculation includes the proceeds from repayments and sales of variable rate senior loan interests.

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                                 July 31, 1998
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Prime Rate Income Trust, formerly known as Van Kampen American Capital Prime Rate Income Trust, (the "Trust") is registered as a non-diversified closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust's investment objective is to provide a high level of current income, consistent with preservation of capital. The Trust seeks to achieve its objective by investing primarily in a portfolio of interests in floating or variable rate senior loans to United States corporations, partnerships and other entities. The Trust commenced investment operations on October 4, 1989.

       The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--The value of the Trust's Variable Rate Senior Loan interests, totaling $6,617,436,013 (90.5% of net assets) is determined in the absence of actual market values by Van Kampen Investment Advisory Corp. (the "Adviser") following guidelines and procedures established, and periodically reviewed, by the Board of Trustees. The value of a Variable Rate Senior Loan interest in the Trust's portfolio is determined with reference to changes in market interest rates and to the creditworthiness of the underlying obligor. In valuing Variable Rate Senior Loan interests, the Adviser considers market quotations and transactions in instruments that the Adviser believes may be comparable to such Variable Rate Senior Loan interests. In determining the relationship between such instruments and the Variable Rate Senior Loan interests, the Adviser considers such factors as the creditworthiness of the underlying obligor, the current interest rate, the interest rate redetermination period and maturity date. To the extent that reliable market transactions in Variable Rate Senior Loan interests have occurred, the Adviser also considers pricing information derived from such secondary market transactions in valuing Variable Rate Senior Loan interests. Because of uncertainty inherent in the valuation process, the estimated value of a Variable Rate Senior Loan interest may differ significantly from the value that would have been used had there been market activity for that Variable Rate Senior Loan interest. Equity securities are valued on the basis of prices furnished by pricing services or as determined in good faith by the Adviser. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS--Investment transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

C. INVESTMENT INCOME--Interest income is recorded on an accrual basis. Facility fees received are recognized as income ratably over the expected life of the loan. Facilities fees on senior loans purchased after July 31, 1997, are treated as market discounts. Market premiums and discounts are amortized over the stated life of each applicable security.

                                 July 31, 1998
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D. FEDERAL INCOME TAXES--It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

       The Trust intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At July 31, 1998, the Trust had an accumulated capital loss carryforward for tax purposes of $3,873,769, which will expire between July 31, 2004 and July 31, 2006. Net realized gains or losses may differ for financial and tax reporting purposes primarily as a result of wash sales, past October losses which may not be recognized for tax purposes until the first day of the following fiscal year and losses that were recognized for tax purposes but not for book purposes at the end of the fiscal year.

       At July 31, 1998, for federal income tax purposes cost of long- and short-term investments is $7,264,846,206, the aggregate gross unrealized appreciation is $37,643,032 and the aggregate gross unrealized depreciation is $48,564,348 resulting in net unrealized depreciation of $10,921,316.

E. DISTRIBUTION OF INCOME AND GAINS--The Trust declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

       Due to inherent differences in the recognition of income, expenses and realized gains/losses under generally accepted accounting principles and federal income tax purposes, permanent differences between financial and tax basis reporting for the 1998 fiscal year have been identified and appropriately reclassified. Permanent differences relating to expenses which are not deductible for tax purposes totaling $293,828 were reclassified from accumulated undistributed net investment income to capital, $3,294,396 relating to losses recognized on the sale of securities which are deferred for tax purposes were reclassified from accumulated net realized gains/losses to capital and $5,243,036 relating to income and gain/loss recognized on restructured securities were reclassified from accumulated net investment income to accumulated net realized gain/loss.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Trust's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Trust for an annual fee payable monthly as follows:

                     AVERAGE NET ASSETS                      % PER ANNUM
------------------------------------------------------------------------
First $4.0 billion..........................................  .950 of 1%
Next $3.5 billion...........................................  .900 of 1%
Next $2.5 billion...........................................  .875 of 1%
Over $10.0 billion..........................................  .850 of 1%

       In addition, the Trust will pay a monthly administrative fee to Van Kampen Funds Inc., the Trust's Administrator, at an annual rate of .25% of the average net assets of the Trust. The administrative services to be provided by the Administrator include monitoring the provisions of the loan agreements and any agreements with respect to participations and assignments, record keeping responsibilities with respect to interests in Variable Rate Senior Loans in the Trust's portfolio and providing certain services to the holders of the Trust's securities.

                                 July 31, 1998
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       For the year ended July 31, 1998, the Trust recognized expenses of approximately $375,100 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Trust, of which a trustee of the Trust is an affiliated person.

       For the year ended July 31, 1998, the Trust recognized expenses of approximately $81,300 representing Van Kampen Funds Inc. or its affiliates' (collectively "Van Kampen") cost of providing legal services to the Trust.

       Van Kampen Investor Services Inc., ("VKIS"), an affiliate of the Adviser, serves as the shareholder servicing agent of the Trust. For the year ended July 31, 1998, the Trust recognized expenses for these services of approximately $5,423,300. Beginning in 1998, the transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.

       Certain officers and trustees of the Trust are also officers and directors of Van Kampen. The Trust does not compensate its officers or trustees who are officers of Van Kampen.

       The Trust provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Trust. The maximum annual benefit per trustee under the plan is $2,500.

3. CAPITAL TRANSACTIONS

At July 31, 1998 and July 31, 1997, paid in surplus aggregated $7,327,247,726 and $6,264,390,819, respectively.

       Transactions in common shares were as follows:

                                                              YEAR ENDED      YEAR ENDED
                                                             JULY 31, 1998   JULY 31, 1997
------------------------------------------------------------------------------------------
Beginning Shares............................................  626,018,023     486,490,317
                                                              -----------     -----------
Shares Sold.................................................  165,907,778     178,438,954
Shares Issued Through Dividend Reinvestment.................   24,636,104      20,996,830
Shares Repurchased..........................................  (83,492,883)    (59,908,078)
                                                              -----------     -----------
Net Increase in Shares Outstanding..........................  107,050,999     139,527,706
                                                              -----------     -----------
Ending Shares...............................................  733,069,022     626,018,023
                                                              ===========     ===========

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from investments sold and repaid, excluding short-term investments, were $5,864,054,259 and $4,408,914,721, respectively.

5. TENDER OF SHARES

The Board of Trustees currently intends, each quarter, to consider authorizing the Trust to make tender offers for all or a portion of its then outstanding common shares at the then net asset value of the common shares. For the year ended July 31, 1998, 83,492,883 shares were tendered and repurchased by the Trust.

                                 July 31, 1998
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6. EARLY WITHDRAWAL CHARGE

An early withdrawal charge to recover offering expenses will be imposed in connection with most common shares held for less than five years which are accepted by the Trust for repurchase pursuant to tender offers. The early withdrawal charge will be payable to Van Kampen. Any early withdrawal charge which is required to be imposed will be made in accordance with the following schedule.

                                                             WITHDRAWAL
                     YEAR OF REPURCHASE                        CHARGE
-----------------------------------------------------------------------
First.......................................................       3.0%
Second......................................................       2.5%
Third.......................................................       2.0%
Fourth......................................................       1.5%
Fifth.......................................................       1.0%
Sixth and following.........................................       0.0%

       For the year ended July 31, 1998, Van Kampen received early withdrawal charges of approximately $16,169,200 in connection with tendered shares of the Trust.

7. COMMITMENTS

Pursuant to the terms of certain of the Variable Rate Senior Loan agreements, the Trust had unfunded loan commitments of approximately $417,155,600 as of July 31, 1998. The Trust generally will maintain with its custodian short-term investments having an aggregate value at least equal to the amount of unfunded loan commitments.
    The Trust has entered into a revolving credit agreement with a syndicate led by Bank of America for an aggregate of $500,000,000. The proceeds of any borrowing by the Trust under the revolving credit agreement may only be used, directly or indirectly, for liquidity purposes in connection with the consummation of a tender offer by the Trust for its shares. Annual commitment fees of .065% are charged on the unused portion of the credit line. Borrowings under this facility will bear interest at either the LIBOR rate or the Federal Funds rate plus .375%. There have been no borrowings under this agreement to date.

                                 July 31, 1998
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8. SENIOR LOAN PARTICIPATION COMMITMENTS

The Trust invests primarily in participations, assignments, or acts as a party to the primary lending syndicate of a Variable Rate Senior Loan interest to United States corporations, partnerships, and other entities. When the Trust purchases a participation of a Senior Loan interest, the Trust typically enters into a contractual agreement with the lender or other third party selling the participation, but not with the borrower directly. As such, the Trust assumes the credit risk of the borrower, Selling Participant or other persons interpositioned between the Trust and the borrower.
    At July 31, 1998, the following sets forth the selling participants with respect to interests in Senior Loans purchased by the Trust on a participation basis.

                                                             PRINCIPAL
                                                              AMOUNT      VALUE
                    SELLING PARTICIPANT                        (000)      (000)
---------------------------------------------------------------------------------
Lehman Brothers............................................. $100,000    $100,000
Chase Securities Inc........................................   77,732      77,735
Bankers Trust...............................................   60,071      59,991
Bank of New York............................................   52,257      52,257
Donaldson Lufkin Jenrette...................................    9,748       9,748
Canadian Imperial Bank of Commerce..........................    6,619       6,622
Goldman Sachs...............................................    6,480       6,350
Fleet National Bank.........................................    3,000       3,000
                                                             --------    --------
Total....................................................... $315,907    $315,703
                                                             ========    ========

9. YEAR 2000 COMPLIANCE (UNAUDITED)

Van Kampen utilizes a number of computer programs across its entire operation relying on both internal software systems as well as external software systems provided by third parties. In 1996 Van Kampen initiated a CountDown 2000 Project to review both the internal systems and external vendor connections. The goal of this project is to position our business to continue unaffected as a result of the century change. At this time, there can be no assurance that the steps taken will be sufficient to avoid any adverse impact to the Trust, but we do not anticipate that the move to Year 2000 will have a material impact on our ability to continue to provide the Trust with service at current levels. In addition, it is possible that the securities markets in which the Trust invests may be detrimentally affected by computer failures throughout the financial services industry beginning January 1, 2000. Improperly functioning trading systems may result in settlement problems and liquidity issues.

                       REPORT OF INDEPENDENT ACCOUNTANTS

The Board of Trustees and Shareholders of

Van Kampen Prime Rate Income Trust:

We have audited the accompanying statement of assets and liabilities of Van Kampen Prime Rate Income Trust (the "Trust"), including the portfolio of investments, as of July 31, 1998, and the related statements of operations and cash flows for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

       We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 1998, by correspondence with the custodian and selling or agent banks; where replies were not received we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

       In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Prime Rate Income Trust as of July 31, 1998, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.

                                                           KPMG Peat Marwick LLP

Chicago, Illinois

September 4, 1998

                                VAN KAMPEN FUNDS

EQUITY FUNDS
Domestic
   Aggressive Equity
   Aggressive Growth
   American Value
   Comstock
   Emerging Growth
   Enterprise
   Equity Growth
   Equity Income
   Growth
   Growth and Income
   Harbor
   Pace
   Real Estate Securities
   U.S. Real Estate
   Utility
   Value
International/Global
   Asian Growth
   Emerging Markets
   Global Equity
   Global Equity Allocation
   Global Managed Assets
   International Magnum
   Latin American

FIXED-INCOME FUNDS
Income
   Corporate Bond
   Global Fixed Income
   Global Government Securities
   Government Securities
   High Income Corporate Bond
   High Yield
   High Yield & Total Return
   Limited Maturity Government
   Short-Term Global Income
   Strategic Income
   U.S. Government
   U.S. Government Trust for Income
   Worldwide High Income
Tax Exempt Income
   California Insured Tax Free
   Florida Insured Tax Free Income
   High Yield Municipal
   Insured Tax Free Income
   Intermediate Term Municipal Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Tax Free High Income
Capital Preservation
   Reserve
   Tax Free Money
Senior Loan
   Prime Rate Income Trust
   Senior Floating Rate

   To find out more about any of these funds, ask your financial adviser for a prospectus, which contains more complete information, including sales charges, risks, and expenses. Please read it carefully before you invest or send money.

   To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

   - visit our web site at
     WWW.VAN-KAMPEN.COM -- to view prospectuses, click on Investors' Place, and select Prospectuses and Reports

   - call us at 1-800-341-2911 weekdays from 7:00 a.m. to 7:00 p.m. Central time (Telecommunications Device for the Deaf users, call 1-800-421-2833)

   - e-mail us by visiting
     WWW.VAN-KAMPEN.COM and selecting Investors' Place

                       VAN KAMPEN PRIME RATE INCOME TRUST

BOARD OF TRUSTEES

DAVID C. ARCH
ROD DAMMEYER
HOWARD J KERR
DENNIS J. MCDONNELL*--Chairman
STEVEN MULLER
THEODORE A. MYERS
DON G. POWELL*
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN*

OFFICERS

DENNIS J. MCDONNELL*
  President

RONALD A. NYBERG*
  Vice President and Secretary

EDWARD C. WOOD, III*
  Vice President and Chief Financial Officer

CURTIS W. MORELL*
  Vice President and Chief Accounting Officer

JOHN L. SULLIVAN*
  Treasurer

TANYA M. LODEN*
  Controller

PETER W. HEGEL*
JEFFREY W. MAILLET*
  Vice Presidents

INVESTMENT ADVISER

VAN KAMPEN INVESTMENT
ADVISORY CORP.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 418256
Kansas City, Missouri 64141-9256

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

KPMG PEAT MARWICK LLP
Peat Marwick Plaza
303 East Wacker Drive

Chicago, Illinois 60601

* "Interested" persons of the Trust, as defined in the Investment Company Act of 1940.

(C) Van Kampen Funds Inc., 1998  All rights reserved.

(SM) denotes a service mark of Van Kampen Funds Inc.

                       VAN KAMPEN PRIME RATE INCOME TRUST

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